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                                Exhibit 10(ttt)
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                            CLASS B PROMISSORY NOTE

$97,500,000.00                                              July 30, 1997
                                                            New York, New York



          FOR VALUE RECEIVED, COPLEY PLACE ASSOCIATES, LLC (together with its successors and assigns, "Copley"), a Delaware limited liability company, having its principal place of business c/o Overseas Partners Capital Corp., 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 and URBAN INVESTMENT AND DEVELOPMENT CO. ("UIDC"), an Illinois general partnership, having an office at 900 North Michigan Avenue, Chicago, Illinois 60611 (Copley and UIDC being referred to collectively herein as "Maker") promise to pay to the order of METROPOLITAN LIFE INSURANCE COMPANY ("Holder"), a New York corporation, at its principal place of business at One Madison Avenue, New York, New York 10010, or such other place as Holder may from time to time designate, the principal sum of NINETY-SEVEN MILLION FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($97,500,000.00) with interest, as specified below, in lawful money of the United States of America, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

          This Note evidences a portion of a loan (the "LOAN") in the aggregate
                                                       -------
principal sum of One Hundred Ninety-Five Million and No/100 Dollars ($195,000,000.00), the other portion of which Loan is evidenced by a Class A Promissory Note (the "Class A Note") in the principal sum of Ninety-Seven
                     ---------------
Million Five Hundred Thousand and No/100 Dollars ($97,500,000.00) dated the date of this Note made by Maker to Holder. This Note, together with the Class A Note, are collectively referred to as the "NOTES".
                                          -------

          1.  Payment of Principal and Interest.  Commencing on the first day of
              ---------------------------------
the second (2nd) calendar month next succeeding the Advance Date (hereinafter defined) and on the first day of each and every calendar month thereafter, to and including, the first day of July, 2007 (each a "Payment Date"), there shall be due and payable under the Notes equal monthly installments of principal and interest on the outstanding principal of the Loan at the rate of seven and 44/100ths percent (7.44%) per annum (the "Loan Interest Rate"), each in the aggregate amount of One Million Three Hundred Fifty-Five Thousand Four Hundred Sixty Five and 67/100 DOLLARS ($1,355,465.67) (the "Monthly Payment Amount"), based upon an amortization period of thirty (30) years. Maker hereby acknowledges and agrees that a substantial portion of the original principal sum evidenced by the Notes shall be outstanding and due on the Maturity Date (as hereinafter defined). Such final payment of the unpaid principal balance of the Loan, together with all remaining accrued and unpaid interest thereon, and all other sums then outstanding evidenced by the Notes or secured by the Mortgage (as hereinafter defined) or evidenced or secured by any other instrument collateral, incidental or related thereto (the Notes, the Mortgage and any and all other documents evidencing, securing or relating to the Loan, and all renewals, modifications, consolidations and extensions of such documents being herein collectively referred to as the "Loan Documents"), shall be immediately due and payable in full on such Maturity Date.

          Interest on this Note shall accrue from the date hereof (the "Advance Date") as follows: (a) interest on the principal sum evidenced by this Note at the rate of seven and 36/100ths percent (7.36%) per annum (the "Class B
Interest Rate"); plus (b) interest at the rate of 8/100ths percent (.08%) per annum (the "Class B Strip Interest Rate") on the principal sum evidenced by this Note (the "Class B Strip Interest"), plus (c) interest at the rate of 8/100ths percent (.08%) per annum (the "Class A-1 Strip Interest Rate") on the outstanding principal amount of the Class A Note (the "Class A-1 Strip Interest"); plus (d) interest at the rate of 61/100ths percent (.61%) per annum (the "Class A-2 Strip Interest Rate") on the outstanding principal amount of the Class A Note (the "Class A-2 Strip Interest").

          Interest shall be calculated on the basis of a thirty (30) day month, and a three hundred sixty (360) day year; provided, however, that the calculation of interest under Section 2(a)(i) shall be done on the basis of the actual number of days in such months that the Loan is outstanding and a 365-day or 366-day year, as applicable.

          2.  Application of Payment. (a) Unless an Event of Default (as defined
              ----------------------
in the Mortgage) shall have occurred and be continuing, principal and interest under this Note shall be payable as follows:

          (i) Interest accruing from the Advance Date to and including the last day of the calendar month in which the Advance Date occurs shall be paid on the first day of the calendar month next succeeding the Advance Date;

          (ii) Commencing on the first day of the second (2nd) calendar month next succeeding the Advance Date and on the first day of each and every calendar month thereafter, to but excluding the date on which the entire principal sum outstanding under the Class A Note, together with all interest accrued thereon, has been paid in full (the "Amortization Commencement Date"), there shall be due and payable monthly installments of accrued but unpaid interest payable under this Note (a) at the Class B Interest Rate on the outstanding principal balance of this Note, (b) at the Class B Strip Interest Rate on the outstanding principal balance of this Note, (c) at the Class A-1 Strip Interest Rate on the outstanding principal balance of the Class A Note and (d) at the Class A-2 Strip Interest Rate on the outstanding principal balance of the Class A Note;

          (iii) On the Amortization Commencement Date, a payment of principal and interest equal to the Monthly Payment Amount minus the amount of the final payment of any remaining scheduled principal and interest under the Class A Note on such date;

          (iv) Commencing on the first day of the first (lst) calendar month succeeding the Amortization Commencement Date and on the, first day of each and every calendar month thereafter, to and including the first day of July, 2007, there shall be due and payable monthly installments of principal and interest at the Loan Interest Rate in an amount equal to the Monthly Payment Amount; and

          (v) On August 1, 2007 (the "Maturity Date"), unless sooner paid in full, a final payment in the aggregate amount of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced by this Note, shall become immediately due and payable in full.

          (b) If an Event of Default under the Mortgage shall have occurred and be continuing, all amounts tendered by Maker or otherwise available for payment of Loan shall be applied, in the following order of priority:

          (i) to accrued and unpaid Class A-1 Strip Interest under this Note and to accrued and unpaid Class B Strip Interest under this Note, pro rata in accordance with the amounts of such interest that is accrued and unpaid;

          (ii) to accrued and unpaid interest on the Class A Note at the Class A Interest Rate;

          (iii) to the principal of the Class A Note until such principal has been paid in full;

          (iv) to accrued and unpaid interest on this Note at the Class B Interest Rate and to accrued and unpaid Class A-2 Strip Interest under this Note;

          (v) to the principal of this Note until such principal has been paid in full;

          (vi) to any Note Prepayment Fee or Default Prepayment Fee on the Class A Note and this Note, in that order;

          (vii) to any default interest in excess of the interest paid in accordance with clauses (i) and (iii) above on the Class A Note and this Note, in that order;

          (viii) to late charges (applied to the Notes depending on the proportion of the related late payment applicable to each
                 Note); and

          (ix) to any other amounts payable under the Mortgage or any of the other Loan Documents.

          3.     Security.  This Note is secured by, among other things, that
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certain Leasehold Mortgage, Security Agreement and Fixture Financing Statement
of even date herewith (the "Mortgage"; which term includes all renewals, modifications, consolidations and/or extensions thereof) granted by Maker to Holder. Each capitalized term used herein, unless otherwise defined herein, shall have the same meaning as set forth in the Mortgage. The obligations, covenants and agreements of the Mortgage are hereby made a part of this Note to the same extent and with the same effect as if they were fully set forth herein, and Maker does hereby agree to perform and keep each and every obligation, covenant and agreement set forth in this Note and in the other Loan Documents, subject to applicable notice and cure provisions, if any, in the Loan Documents. This Note shall evidence the indebtedness described herein, any future loans or advances that may be made to or on behalf of Maker by Holder at any time or times hereafter under the Mortgage and allocable by Holder to this Note, and any other amounts required to be paid by Maker under the Loan Documents and allocable by Holder to this Note, and any such loans, advances or amounts shall be added to the indebtedness evidenced by this Note, and shall bear interest at the Loan Interest Rate unless a greater rate is expressly provided for in this Note or the other Loan Documents. The Mortgage shall secure among other things, all the indebtedness described herein and in the Class A Note, any future loans or advances that may be made to or on behalf of Maker by Holder at any time or times hereafter under the Mortgage, and any other amounts required to be paid by Maker under the Loan Documents.

          4.     Late Charge.  In the event that any installment of interest,
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principal, principal and interest or required escrow deposits shall become overdue for a period in excess of seven (7) days, a "late charge" of four cents ($.04) for each dollar ($1.00), or part thereof, so overdue may be charged to Maker by Holder for the purpose of defraying the expenses incident to handling such delinquent payment. This charge shall be in addition to, and not in lieu of, any other remedy Holder may have and is in addition to Holder's right to collect reasonable fees and charges of any agents or attorneys which Holder employs in connection with any Event of Default. Such late charges if not previously paid shall become part of the indebtedness evidenced hereby, and shall, at the option of Holder, be added to any succeeding monthly payment due under the Loan Documents. Failure to pay such late charges with such succeeding monthly payment shall constitute an Event of Default and such late charges shall bear interest at the Default Rate from the date due.

          5.     Acceleration Upon an Event of Default.  It is hereby expressly
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agreed that upon the failure of Maker to pay any sum herein specified when due
(after giving effect to applicable notice and cure periods, if any), or upon the occurrence of any other Event of Default, the unpaid principal sum evidenced by the Note, all accrued and unpaid interest thereon, and all other sums evidenced and/or secured by the Loan Documents shall, at the option of Holder, become immediately due and payable, and payment of the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced or secured by the Loan Documents, may be enforced and recovered at once.

          6.     Interest Upon an Event of Default.  Upon the occurrence of an
                 ---------------------------------
Event of Default (including, without limitation, the failure of Maker to pay any sum herein specified when due (after giving effect to applicable notice and cure periods, if any), the unpaid principal sum evidenced by this Note, all accrued and unpaid interest thereon, and all other sums evidenced and/or secured by the Loan Documents and allocable by Holder to this Note shall bear interest at a rate per annum (the "Default Rate") equal to the lesser of: (i) the highest rate of interest permitted to be contracted for under the laws of the Commonwealth of Massachusetts (the "State"), or (ii) four percent (4%) per annum above the Loan Interest Rate. The Default Rate shall be in lieu of any other interest rate otherwise applicable and shall commence, without notice, immediately upon and from the occurrence of such Event of

Default and shall continue until all defaults are cured and all sums, if any, then due and payable under the Loan Documents are paid in full.



          7.     Limitation on Interest.  All agreements made by Maker relating
                 ----------------------
directly or indirectly to the indebtedness evidenced by this Note and the other Loan Documents are expressly limited so that in no event or contingency whatsoever shall the amount of interest received, charged or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws of the State. If, under any circumstances whatsoever, performance of any provision of this Note or the other Loan Documents, at the time performance of such provision shall be due, shall result in the highest lawful rate of interest permissible under the laws of the State being exceeded, then ipso facto, the amount of interest received, charged or contracted for by Holder shall be reduced to the highest lawful amount of interest permissible under the laws of the State, and if for any reason whatsoever, Holder shall ever receive, charge or contract for, as interest, an amount which would be deemed unlawful, such interest shall, at the option of Holder, be refunded to Maker (if theretofore paid) or applied to the payment of the last maturing installment or installments of principal to be paid on this Note (whether or not due and payable) and not to the payment of interest. Without limitation of the foregoing, any amounts contracted for, charged or received under the Loan Documents relating directly or indirectly to the indebtedness evidenced by this Note, included for the purpose of determining whether the interest rate would exceed the highest lawful rate, shall be calculated, to the extent permitted by the laws of the State, by amortizing, prorating, allocating and spreading such interest over the period of the full stated term of this Note.

          8.     Prepayment Privilege.  The principal sum evidenced by this Note
                 --------------------
may not be prepaid, in whole or in part, at any time during the term hereof except as set forth in this Section 8 or as required by Holder pursuant to Sections 1.04, 1.07 or 1.08 of the Mortgage (it being agreed that any such payment required by Holder under Sections 1.04, 1.07 and 1.08 of the Mortgage, as aforesaid, shall not be considered a prepayment for purposes of this Section 8 or Section 9, below, and, notwithstanding anything to the contrary herein contained, no Note Prepayment Fee or Default Prepayment Fee shall be due and payable in connection therewith). Maker shall have the right to prepay the entire principal sum evidenced by the Notes collectively and secured by the Mortgage (but not a part of said indebtedness) together with all accrued and unpaid interest thereon and all other sums, payable under the Notes, the Mortgage, and the other Loan Documents provided that: (i) all monthly installment payments due on or before the date of prepayment have been paid in full; (ii) Holder and the holder of the Class A Note have received a written notice of prepayment, which notice shall specify an estimated date of prepayment no less than sixty (60) days subsequent to such holder's receipt of such notice, provided that in the event that Maker shall give such notice and then revoke such notice three times in any one calendar year, then the fourth such notice in such calendar year shall be irrevocable; (iii) Holder and the holder of the Class A Note have received five business days written notice of the actual date of prepayment, which shall be no earlier than the estimated date of prepayment and shall at all times be on a Payment Date, and which notice once received by Holder shall be irrevocable notwithstanding the provisions of clause (ii) above; and (iv) the Note Prepayment Fee (as hereinafter defined) is paid by Maker to Holder and the holder of the Class A Note on the date of prepayment.

Maker agrees that Holder shall have no obligation to accept any prepayment of the principal sum evidenced by this Note except as expressly stated in this Section.

          In the event any partial prepayment of the Loan is required pursuant to Sections 1.04, 1.07 or 1.08 of the Mortgage, any principal amount prepaid shall, if no Event of Default shall have occurred and be continuing, be applied first to the payment of any Class A-1 Strip Interest and Class B Strip Interest payable under this Note through the next Payment Date, pro rata in accordance with the amounts of such interest that is payable, next, to payment of any interest payable under the Class A Note through the next Payment Date, next, to the payment of the principal amount outstanding under the Class A Note, next, to the payment of any Class A-2 Interest and any interest on the outstanding principal balance of this Note at the Class B Interest Rate payable under this Note through the next Payment Date, and the balance, if any, to the payment of the principal amount outstanding under this Note. Without in any way affecting the rights or obligations of any parties to this Note, and for illustrative purposes only, attached hereto as Exhibit A is an example of how payments under the Loan would be applied in the event of such a partial prepayment. If an Event of Default shall have occurred and be continuing, any amount so prepaid shall be applied in accordance with the provisions of Section 2(b) hereof.

          For purposes hereof, the term "Note Prepayment Fee" shall mean the difference between (i) the present value of all remaining payments of principal and interest including without limitation, the outstanding principal due on the Maturity Date, discounted at the rate which, when adjusted for a monthly payment interval, is equivalent to the Enhanced Treasury Rate (as hereinafter defined); and (ii) the amount of principal being prepaid. In no event, however, shall the Note Prepayment Fee be less than zero dollars ($0.00). For purposes of computing the Note Prepayment Fee, the term "Enhanced Treasury Rate, shall mean the sum of
(i) fifty (50) basis points; and (ii) the Treasury Rate (as hereinafter defined). For purposes of computing the Enhanced Treasury Rate, the term "Treasury Rate" shall mean the bond equivalent yield on securities issued by the United States Treasury having a maturity equal to the remaining term of the Loan evidenced hereby, as quoted in Federal Reserve Statistical Release H.15 (519)
                                                                   ----------
under the heading "U.S. Government Securities-Treasury Constant Maturity" for the date on which prepayment is being made. If this rate is not available as of the date of prepayment, the Treasury Rate shall be determined by interpolating between the yield on securities of the next longer and next shorter maturity.
If the Treasury Rate is no longer published, Holder shall reasonably select a comparable rate. Holder will, upon request, provide an estimate of the amount of the Note Prepayment Fee two weeks before the date of the scheduled prepayment.

          9.     Default Prepayment Fee.  Maker agrees that any tender of
                 ----------------------
payment by Maker or any other party of the principal sum evidenced by this Note, other than as expressly set forth in Section 8 of this Note or as provided for in Sections 1.04, 1.07 or 1.08 of the Mortgage, shall constitute a prohibited prepayment hereunder. Maker further agrees that should: (i) any default be made in the payment of any amount due under this Note, or any other Event of Default have occurred and (ii) the maturity hereof be accelerated, then a tender of payment by Maker, or by any entity controlling, controlled by or under common control with, Maker or by anyone on behalf of Maker, of the amount necessary to satisfy all sums due under the Loan Documents (including, without limitation, any sums due on any judgment rendered in any foreclosure action, or any amounts necessary to redeem the Property) made at any time prior to, during, or after, a judicial foreclosure or a sale pursuant to the exercise of a power of sale of the Property, shall constitute an evasion of the payment terms hereof and shall be deemed to be a prohibited prepayment hereunder. Maker acknowledges that Holder has relied upon the anticipated investment return under this Note in entering into transactions with, and in making commitments to, third parties; therefore, the tender of any prohibited prepayment, shall, to the extent permitted by law, include a "Default Prepayment Fee," equal to the Note Prepayment Fee. Maker agrees that the Default Prepayment Fee represents the reasonable estimate of Holder and Maker of a fair average compensation for the loss that may be sustained by Holder due to the prohibited prepayment of the indebtedness evidenced by this Note. Such Default Prepayment Fee shall be paid without prejudice to the right of Holder to collect any other amounts provided to be paid under the Loan Documents. Nothing herein contained shall constitute an agreement on the part of Holder to accept any prepayment, other than as expressly provided in Section 8 of this Note.

          10.    Liability of Maker. (a) Except for the personal liability and
                 ------------------
guaranty obligations set forth in the Guaranty (as hereinafter defined), and except as expressly set forth in this Section 10, notwithstanding anything to the contrary contained in this Note or in any of the other Loan Documents, but without in any manner releasing, impairing or otherwise affecting this Note or any of the other Loan Documents, or the validity hereof or thereof, or the lien of the Mortgage, neither Maker, nor any present or future "Constituent Member" (as hereinafter defined) in or agent of Maker nor any present or future shareholder, member, partner, officer, director, employee, trustee, affiliate, beneficiary, advisor, principal, participant or agent of or in any corporation, trust or other entity that is or becomes a Constituent Member in Maker, shall have any personal liability, directly or indirectly, under or in connection with the Loan, the Loan Documents or any other instrument or certificate executed in connection with the Loan Documents or any amendment(s) or modification(s) to any of the foregoing made at any time or times, heretofore or hereafter; the recourse of Holder, and its successors and assigns, under or in connection with the Loan, the Loan Documents and such instruments, certificates, amendment(s) and modification(s), shall be limited to the Mortgaged Property only, and Holder, on its own behalf and on behalf of its successors and assigns and any other party, hereby waive any such personal liability. A "Constituent Member" in Maker shall mean any person or entity that is a partner in or member of Maker, or any person or entity that, directly or indirectly through one or more limited liability companies or partnerships, is a partner in or member of Maker. For purposes of the Loan, the Loan Documents and such instruments and certificates, and any such amendment(s) or modification(s) thereto, neither the negative capital account of any Constituent Member in Maker, nor any obligation of any Constituent Member in Maker, to restore a negative capital account or to contribute or advance capital to Maker or to any other Constituent Member in Maker shall at any time be deemed to be the property or an asset of Maker or any such other Constituent Member (and neither Holder nor any of its successors and assigns shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or such Constituent Member's obligation to restore, contribute or advance capital to the applicable limited liability company or partnership).

          (b) Notwithstanding any of the foregoing, nothing contained in this
Section 10 shall be deemed to prejudice the right of Holder following foreclosure or a deed-in-lieu of foreclosure to (i) recover actual damages against Copley for fraud, intentional material misrepresentation or intentional waste; and/or (ii) recover any condemnation proceeds or insurance proceeds or other similar funds or payments attributable to the Property which have been intentionally misapplied by Copley (but only to the extent of such intentional misapplication) or which, under the terms of the Loan Documents, should have been paid to Holder (but only to the extent of the amount that should have been paid to Holder), and/or (iii) recover the amount of any tenant security deposits, prepaid rents or expense recoveries under the Leases (as defined in the Mortgage) paid to or held by Copley in connection with the Property and not properly applied or turned over to Holder after foreclosure of the Property or deed-in-lieu of foreclosure; and/or (iv) recover the rents and revenues received by Copley from the Property after the occurrence of an Event of Default that is continuing, which have not been applied to pay any portion of the indebtedness evidenced by the Note, operating (including leasing) and maintenance expenses of the Mortgaged Property, Premiums (as defined in the Mortgage), Impositions (as defined in the Mortgage), deposits into reserve or replacement or other sums required by the Loan Documents or capital expenditures and repairs; and/or (v) recover actual damages against Copley, caused by the material breach by Copley of the covenants, obligations and liabilities, contained in Sections 3.08, 3.11 and 3.17 of the Mortgage. Copley shall be personally, -liable for Copley's obligations arising in connection with the matters set forth in the foregoing clauses (i) to (v) inclusive to the extent provided for in said clauses. Notwithstanding anything to the contrary contained in this Section 10, Copley shall have personal liability under the Unsecured Indemnity Agreement of even date herewith.

          (c) Notwithstanding anything to the contrary contained in this Section 10, on the date hereof JMB Realty Corporation ("JMB") and Overseas Partners Capital Corporation ("OPCC"; JMB and OPCC, collectively, the "Guarantors") have executed and delivered to Holder a Guaranty Agreement (the "Guaranty") by which such Guarantors have jointly and severally, guaranteed Copley's personal liability for the matters set forth in Section 10(b) clauses (i) to (v) inclusive and under the Unsecured Indemnity Agreement, and all costs incurred by Holder in connection with the recovery of any amounts from Guarantors under the Guaranty. In the event that (x) JMB transfers its interest in Copley to Urban Shopping Centers, L.P. ("Urban") in accordance with the Loan Documents, and (y) Urban delivers to Holder a guaranty, in form, scope and substance substantially similar to the Guaranty, Holder shall release JMB of its liability under the Guaranty with respect to matters arising after the date of such delivery.

          (d) Copley's obligations arising in connection with the matters set forth in clauses (b)(i) through (v), above, and under the Unsecured Indemnity Agreement, are sometimes referred to herein and in the other Loan Documents as the "Recourse Obligations".

          11.  Waiver by Maker.  Except to the extent otherwise expressly
               ---------------
provided in the Mortgage, Maker and all endorsers, guarantors and sureties of this Note, and each of them, hereby waive diligence, demand, presentment for payment, notice of non-payment, protest, notice of dishonor and notice of protest, notice of intent to accelerate and notice of acceleration and specifically consent to, and waive notice of, any renewals or extensions of this Note, whether made to or in favor of Maker or any other person or persons, and hereby waive any defense by reason of extension of time for payment or other indulgence granted by Holder.

          12.  Exercise of Rights.  No single or partial exercise by Holder, or
               ------------------
delay or omission in the exercise by Holder, of any right or remedy under the Loan Documents shall preclude, waive or limit any other or further exercise thereof or the exercise of any other right or remedy. Holder shall at all times have the right to proceed against any portion of, or interest in, the Property in such manner as Holder may deem fit, without waiving any other rights or remedies with respect to the Property, any portion thereof, or interest therein. The release of any party under this Note shall not operate to release any other party liable hereunder or under the other Loan Documents.

          13.  Fees and Expenses.  If this Note is placed in the hands of an
               -----------------
attorney at law for collection by reason of default on the part of Maker, Maker hereby agrees to pay to Holder, in addition to the sums stated above, the reasonable costs and expenses of collection, including, without limitation, a reasonable sum as an attorney's fee.

          14.  No Modifications.  This Note may not be changed, amended or
               ----------------
modified, except in a writing expressly intended for such purpose and executed by Maker and Holder and consented to in writing by the holder of the Class A Note.

          15.  Governing Law.  This Note has been prepared and negotiated in the
               -------------
Commonwealth of Massachusetts and shall be construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts.

          16.  Construction.  The words "Maker" and "Holder" shall be deemed to
               ------------
include the respective heirs, personal representatives, successors and assigns of each, and shall denote the singular and/or plural, and the masculine and/or feminine, and natural and/or artificial persons, whenever and wherever the context so requires. Whenever the term "Maker" is used herein, it shall be deemed to refer to each Maker individually as well as to both Makers collectively, provided however, that the term "Maker" shall not include UIDC after the Notice of Direct Lease is given in accordance with the provisions of
Section 3.14 of the Mortgage. If more than one party is named as Maker, the obligation hereunder of each such party shall be deemed joint and several. The captions herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Note or any particular paragraph or section hereof, or the proper construction hereof.

          17.  Notices.  All notices, demands, requests and consents permitted
               -------
or required under this Note shall be given in the manner prescribed in the Mortgage.

          18.  Time of the Essence.  Time shall be of the essence in this Note
               -------------------
with respect to all of Maker's obligations hereunder.

          19.  Severability.  If any provision hereof should be held
               ------------
unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Note, except that if such provision relates to the payment of any monetary sum, then Holder may, at its option, declare the indebtedness evidenced hereby immediately due and payable.

          20.  JURISDICTION AND VENUE; WAIVER OF JURY TRIAL.  MAKER HEREBY
               --------------------------------------------
ACKNOWLEDGES THAT THE TRANSACTION EVIDENCED HEREBY IS A COMMERCIAL TRANSACTION. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM
WITHIN THE COMMONWEALTH OF MASSACHUSETTS (INCLUDING FEDERAL COURTS HAVING JURISDICTION IN THE COMMONWEALTH), AND (II) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE (OR SUCH DIFFERENT ADDRESS PROVIDED IN THE MANNER SET FORTH FOR THE GIVING OF NOTICES UNDER THIS INSTRUMENT), AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT OR REFUSAL OF RECEIPT OF SUCH NOTICE. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE OTHER LOAN DOCUMENTS, OR ANY CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN MAKER AND HOLDER. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY MAKER OR HOLDER, AND DELIVERED TO HOLDER OR MAKER, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. MAKER FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          21.  Cross-Default.  A default under the Class A Note, or any other
               -------------
note now or hereafter secured by the Mortgage constitutes a default under this Note and under the other Loan Documents. When the default under the Class A Note, or any such other note constitutes an Event of Default under that note, an Event of Default also will exist under this Note and the other Loan Documents.

          22.  No Duplication of Payments.  Maker and Holder acknowledge and
               --------------------------
agree that in no event shall the aggregate amount of the payments of principal and interest, default interest, late charges, Note Prepayment Fees, Default Prepayment Fees and any other amounts payable by Maker under this Note individually and the Class A Note individually exceed the amount of such principal, interest, fees and amounts which would be payable by Maker if the Notes were one combined note in the aggregate amount of the Loan. With respect to monthly installments of principal and interest payable under Paragraph 1, Maker will be required to pay only one aggregate monthly installment of principal and interest under the Notes in an amount equal to the Monthly Payment Amount. At no time shall Maker be required to make payments to more than one Holder or servicer of the Loan.

          23.  Counterparts.  This Note may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, Maker has executed or caused this Note to be executed, under seal, by its duly authorized representative(s) the day and year first above written.



WITNESS/ATTEST:          COPLEY PLACE ASSOCIATES, LLC,
                         a Delaware limited liability company

/s/ Marcia Miller
-----------------

                         By:  Overseas Partners Capital Corp.,
                              a Delaware corporation,
                              its managing member

                              By:  /s/ Bruce M. Barone
                                   -------------------
                              Its President
                              Hereunto duly authorized

                         By:  JMB Realty Corporation
                              an Illinois corporation, its member

                              By: /s/ Elizabeth Kogen
                                  -------------------
                              Its Vice President
                              Hereunto duly authorized

                         URBAN INVESTMENT AND DEVELOPMENT CO.
                         an Illinois General Partnership

                         By:  JMB Realty Corporation
                              an Illinois corporation, its general partner

                              By:  /s/ Elizabeth Kogen
                              ------------------------
                              Its Vice President
                              Hereunto duly authorized

STATE OF Georgia
                                     ) Ss:

COUNTY OF Dekalb                              July 30, 1997



          Then personally appeared before me, the above named Bruce M. Barone,
                                                              ----------------
President of Overseas Partners Capital Corp., a Delaware corporation, manager
----------
member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the managing member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.

                              /s/ Elise R. Kitchens
                              ---------------------
                              Notary Public
                              My Commission Expires 12/12/2000

STATE OF New York             )
                              ) ss:
COUNTY OF New York            )               July 30, 1997



          Then personally appeared before me, the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, a member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as a member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.

                              /s/ Frank S. Caiazzo
                              --------------------
                              Notary Public
                              My Commission Expires: 03/30/1998

STATE OF New York             )
                              ) ss:
COUNTY OF New York            )               July 30, 1997



          Then personally appeared before me, the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, a member of Urban Investment and Development Corporation, an Illinois limited partnership, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the general partner of said partnership company pursuant to proper authorization of the members of such partnership, and as the free act and deed of said partnership.

                              /s/ Frank S. Caiazzo
                              --------------------
                              Notary Public
                              My Commission Expires: 03/30/1998

                                   EXHIBIT A
   Sample illustration of a partial prepayment of the Copley Place Mortgage. This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   7.44% Mortgage Loan
   1,355,466 Monthly P&I

   Mortgage Loan Cash Flow with Partial Prepayment
   -----------------------------------------------

Borrower's Payment Date            Balance        Total Principal      Prepayment      Total Interest     Total Cash Flow
                    7/1/97          195,000,000                  -                 -                 -                    -
                    8/1/97          195,000,000                  -                 -         1,209,000            1,209,000
                    9/1/97          194,853,534            146,466                 -         1,209,000            1,355,466
                   10/1/97          194,706,161            147,374                 -         1,208,092            1,355,466
                   11/1/97          194,557,873            148,287                 -         1,207,178            1,355,465
                   12/1/97          194,408,666            149,207                 -         1,206,259            1,355,466
                    1/1/98           94,258,534            150,132       100,000,000         1,205,334          101,355,466
                    2/1/98           93,487,472            771,063                 -           584,403            1,355,466
                    3/1/98           92,711,628            775,843                 -           579,622            1,355,465
                    4/1/98           91,930,975            780,654                 -           574,812            1,355,466
                    5/1/98           91,145,481            785,494                 -           569,972            1,355,466
                    6/1/98           90,355,117            790,364                 -           565,102            1,355,466
                    7/1/98           89,559,853            795,264                 -           560,202            1,355,466
                    8/1/98           88,759,659            800,195                 -           555,271            1,355,466
                    9/1/98           87,954,503            805,156                 -           550,310            1,355,466
                   10/1/98           87,144,355            810,148                 -           545,318            1,355,466
                   11/1/98           86,329,185            815,171                 -           540,295            1,355,466
                   12/1/98           85,508,960            820,225                 -           535,241            1,355,466
                    1/1/99           84,683,650            825,310                 -           530,156            1,355,466
                    2/1/99           83,853,223            830,427                 -           525,039            1,355,466
                    3/1/99           83,017,647            835,576                 -           519,890            1,355,466
                    4/1/99           82,176,891            840,756                 -           514,709            1,355,465
                    5/1/99           81,330,922            845,969                 -           509,497            1,355,466
                    6/1/99           80,479,708            851,214                 -           504,252            1,355,466
                    7/1/99           79,623,216            856,491                 -           498,974            1,355,465
                    8/1/99           78,761,415            861,802                 -           493,664            1,355,466
                    9/1/99           77,894,270            867,145                 -           488,321            1,355,466

   This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   7.44% Mortgage Loan
   1,355,466 Monthly P&I

   Mortgage Loan Cash Flow with Partial Prepayment
   -----------------------------------------------

Borrower's Payment Date           Balance       Total Principal      Prepayment     Total Interest    Total Cash Flow
                  10/1/99           77,021,749           872,521                 -          482,944           1,355,466
                  11/1/99           76,143,818           877,931                 -          477,535           1,355,466
                  12/1/99           75,260,444           883,374                 -          472,092           1,355,466
                   1/1/00           74,371,593           888,851                 -          466,615           1,355,466
                   2/1/00           73,477,231           894,362                 -          461,104           1,355,466
                   3/1/00           72,577,324           899,907                 -          455,559           1,355,466
                   4/1/00           71,671,838           905,486                 -          449,979           1,355,466
                   5/1/00           70,760,738           911,100                 -          444,385           1,355,466
                   6/1/00           69,843,989           916,749                 -          438,717           1,355,466
                   7/1/00           68,921,556           922,433                 -          433,033           1,355,466
                   8/1/00           67,993,404           928,152                 -          427,314           1,355,466
                   9/1/00           67,059,497           933,907                 -          421,559           1,355,466
                  10/1/00           66,119,800           939,697                 -          415,769           1,355,466
                  11/1/00           65,174,277           945,523                 -          409,943           1,355,466
                  12/1/00           64,222,892           951,385                 -          404,081           1,355,466
                   1/1/01           63,265,608           957,284                 -          398,182           1,355,466
                   2/1/01           62,302,390           963,219                 -          392,247           1,355,466
                   3/1/01           61,333,199           969,191                 -          386,275           1,355,466
                   4/1/01           60,357,999           975,200                 -          380,266           1,355,466
                   5/1/01           59,376,753           981,246                 -          374,220           1,355,466
                   6/1/01           58,389,423           987,330                 -          368,136           1,355,466
                   7/1/01           57,395,972           993,451                 -          362,014           1,355,466
                   8/1/01           56,396,361           999,611                 -          355,855           1,355,466
                   9/1/01           55,390,553         1,005,808                 -          349,657           1,355,466
                  10/1/01           54,378,509         1,012,044                 -          343,421           1,355,466
                  11/1/01           53,360,190         1,018,319                 -          337,147           1,355,466
                  12/1/01           52,335,557         1,024,632                 -          330,833           1,355,466
                   1/1/02           51,304,572         1,030,985                 -          324,480           1,355,466

   This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   7.44% Mortgage Loan
   1,355,466 Monthly P&I

   Mortgage Loan Cash Flow with Partial Prepayment
   -----------------------------------------------

Borrower's Payment Date           Balance       Total Principal      Prepayment     Total Interest    Total Cash Flow
                  2/1/02            50,267,195         1,037,377                 -          318,088           1,355,466
                  3/1/02            49,223,386         1,043,809                 -          311,657           1,355,466
                  4/1/02            48,173,105         1,050,281                 -          305,185           1,355,466
                  5/1/02            47,116,312         1,056,792                 -          298,673           1,355,466
                  6/1/02            46,052,967         1,063,345                 -          292,121           1,355,466
                  7/1/02            44,983,031         1,069,937                 -          285,528           1,355,466
                  8/1/02            43,906,460         1,076,571                 -          278,895           1,355,466
                  9/1/02            42,823,214         1,083,246                 -          272,220           1,355,466
                 10/1/02            41,733,252         1,089,962                 -          265,504           1,355,466
                 11/1/02            40,636,532         1,096,720                 -          258,746           1,355,466
                 12/1/02            39,533,014         1,103,519                 -          251,947           1,355,466
                  1/1/03            38,422,653         1,110,361                 -          245,105           1,355,466
                  2/1/03            37,305,408         1,117,245                 -          238,220           1,355,466
                  3/1/03            36,181,235         1,124,172                 -          231,294           1,355,466
                  4/1/03            35,050,093         1,131,142                 -          224,324           1,355,466
                  5/1/03            33,911,938         1,138,155                 -          217,311           1,355,466
                  6/1/03            32,766,727         1,145,212                 -          210,254           1,355,466
                  7/1/03            31,614,415         1,152,312                 -          203,154           1,355,466
                  8/1/03            30,454,958         1,159,456                 -          196,009           1,355,466
                  9/1/03            29,288,313         1,166,645                 -          188,821           1,355,466
                 10/1/03            28,114,435         1,173,878                 -          181,588           1,355,466
                 11/1/03            26,933,279         1,181,158                 -          174,309           1,355,466
                 12/1/03            25,744,800         1,188,479                 -          166,986           1,355,466
                  1/1/04            24,548,952         1,195,848                 -          159,618           1,355,466
                  2/1/04            23,345,690         1,203,262                 -          152,204           1,355,466
                  3/1/04            22,134,968         1,210,722                 -          144,743           1,355,466
                  4/1/04            20,916,739         1,218,229                 -          137,237           1,355,466
                  5/1/04            19,690,957         1,225,782                 -          129,684           1,355,466

   This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   7.44% Mortgage Loan
   1,355,466 Monthly P&I

   Mortgage Loan Cash Flow with Partial Prepayment
   -----------------------------------------------

Borrower's Payment Date           Balance       Total Principal      Prepayment     Total Interest    Total Cash Flow
                   6/1/04           18,457,575         1,233,382                 -          122,064           1,355,466
                   7/1/04           17,216,546         1,241,029                 -          114,437           1,355,466
                   8/1/04           15,967,823         1,248,723                 -          106,473           1,355,466
                   9/1/04           14,711,358         1,256,465                 -           99,001           1,355,466
                  10/1/04           13,447,103         1,264,255                 -           91,210           1,355,466
                  11/1/04           12,175,009         1,272,094                 -           83,372           1,355,466
                  12/1/04           10,895,028         1,279,981                 -           75,485           1,355,466
                   1/1/05            9,607,112         1,287,916                 -           67,549           1,355,466
                   2/1/05            8,311,210         1,295,902                 -           59,564           1,355,466
                   3/1/05            7,007,274         1,303,936                 -           51,530           1,355,466
                   4/1/05            5,695,253         1,312,021                 -           43,445           1,355,466
                   5/1/05            4,375,098         1,320,155                 -           35,311           1,355,466
                   6/1/05            3,046,758         1,328,340                 -           27,126           1,355,466
                   7/1/05            1,710,182         1,336,576                 -           18,890           1,355,466
                   8/1/05              365,320         1,344,863                 -           10,603           1,355,466
                   9/1/05                    -           365,320                 -            2,265             367,585
                  10/1/05                    -                 -                 -                -                   -
                  11/1/05                    -                 -                 -                -                   -
                  12/1/05                    -                 -                 -                -                   -
                   1/1/06                    -                 -                 -                -                   -
                   2/1/06                    -                 -                 -                -                   -
                   3/1/06                    -                 -                 -                -                   -
                   4/1/06                    -                 -                 -                -                   -
                   5/1/06                    -                 -                 -                -                   -
                   6/1/06                    -                 -                 -                -                   -
                   7/1/06                    -                 -                 -                -                   -
                   8/1/06                    -                 -                 -                -                   -
                   9/1/06                    -                 -                 -                -                   -

   Sample illustration of a partial prepayment of the Copley Place Mortgage. This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   6.00% Note A
   1.44% Strip Interest

   Note A Cash Flow
   ----------------

Borrower's Payment Date            Balance        Total Principal    Total Interest     Total Cash Flow
                   7/1/97            97,500,000                  -                 -                    -
                   8/1/97            97,500,000                  -           487,500              487,500
                   9/1/97            97,353,534            146,466           487,500              633,966
                  10/1/97            97,206,161            147,374           486,768              634,141
                  11/1/97            97,057,873            148,287           486,031              634,318
                  12/1/97            96,908,666            149,207           485,289              634,496
                   1/1/98                     -         96,908,666           484,543           97,393,210
                   2/1/98                     -                  -                 -                    -
                   3/1/98                     -                  -                 -                    -
                   4/1/98                     -                  -                 -                    -
                   5/1/98                     -                  -                 -                    -
                   6/1/98                     -                  -                 -                    -

   Sample illustration of a partial prepayment of the Copley Place Mortgage. This is a fictitious example for illustrative purposes only.
   This is not a payment schedule of the Mortgage, Note A or Note B.

   7.39% Note B (Mortgage Loan Rate less Servicing Fee)
   1.39% Strip Interest (Mortgage Loan Rate less Note A Rate Less Servicing Fee) 0.05% Servicing Fee

   Note B Cash Flow
   -----------------

                                               Note B Cash Flow
                                                            Interest Strip
Borrower's Balance        Total Principal   Interest from    A-2 Strip    A-1 Strip  B-1 Strip  Total Interest  Total Cash Flow
Payment                                     Note B
Date
 7/1/97       97,500,000                -
 8/1/97       97,500,000                -          600,438       112,938      4,063      4,063         721,500          721,500
 9/1/97       97,500,000                -          600,438       112,938      4,063      4,063         721,500          721,500
10/1/97       97,500,000                -          600,438       112,768      4,056      4,063         721,324          721,324
11/1/97       97,500,000                -          600,438       112,597      4,050      4,063         721,147          721,147
12/1/97       97,500,000                -          600,438       112,425      4,044      4,063         720,969          720,969
 1/1/98       94,258,534        3,241,466          600,438       112,253      4,038      4,063         720,790        3,962,256
 2/1/98       93,487,471          771,063          580,475                               3,927         584,401        1,355,466
 3/1/98       92,711,628          775,843          575,727                               3,895         579,622        1,355,466
 4/1/98       91,930,974          780,654          570,949                               3,863         574,812        1,355,466
 5/1/98       91,145,480          785,494          566,142                               3,830         569,972        1,355,466
 6/1/98       90,355,116          790,364          561,304                               3,798         565,102        1,355,466
 7/1/98       89,559,853          795,264          556,437                               3,765         560,202        1,355,466
 8/1/98       88,759,659          800,195          551,539                               3,732         555,271        1,355,466
 9/1/98       87,954,503          805,156          546,612                               3,698         550,310        1,355,466
10/1/98       87,144,355          810,148          541,653                               3,665         545,318        1,355,466
11/1/98       86,329,184          815,171          536,664                               3,631         540,295        1,355,466
12/1/98       85,508,960          820,225          531,644                               3,597         535,241        1,355,466
 1/1/99       84,683,650          825,310          526,593                               3,563         530,156        1,355,466
 2/1/99       83,853,223          830,427          521,510                               3,528         525,039        1,355,466
 3/1/99       83,017,647          835,576          516,396                               3,494         519,890        1,355,466
 4/1/99       82,176,891          840,756          511,250                               3,459         514,709        1,355,466
 5/1/99       81,330,922          845,969          506,073                               3,424         509,497        1,355,466
 6/1/99       80,479,708          851,214          500,863                               3,389         504,252        1,355,466
 7/1/99       79,623,218          856,491          495,621                               3,353         498,974        1,355,466
 8/1/99       78,761,415          861,802          490,346                               3,318         493,664        1,355,466
 9/1/99       77,894,270          867,145          485,039                               3,282         488,321        1,355,466


Borrower's Balance         Total Amount Paid
Payment
Date
 7/1/97                             1,209,000
 8/1/97                             1,355,466
 9/1/97                             1,355,466
10/1/97                             1,355,466
11/1/97                             1,355,466
12/1/97                           101,355,466
 1/1/98                             1,355,466
 2/1/98                             1,355,466
 3/1/98                             1,355,466
 4/1/98                             1,355,466
 5/1/98                             1,355,466
 6/1/98                             1,355,466
 7/1/98                             1,355,466
 8/1/98                             1,355,466
 9/1/98                             1,355,466
10/1/98                             1,355,466
11/1/98                             1,355,466
12/1/98                             1,355,466
 1/1/99                             1,355,466
 2/1/99                             1,355,466
 3/1/99                             1,355,466
 4/1/99                             1,355,466
 5/1/99                             1,355,466
 6/1/99                             1,355,466
 7/1/99                             1,355,466
 8/1/99                             1,355,466
 9/1/99                             1,355,466

                                           Note B Cash Flow
                                                        Interest Strip
Borrower's Balance      Total Principal   Interest from    A-2 Strip  A-1 Strip  B-1 Strip  Total Interest  Total Cash Flow
Payment                                   Note B
Date
   10/1/99    77,021,749      872,521          479,699                               3,246         482,944        1,355,466
   11/1/99    76,143,818      877,931          474,326                               3,209         477,535        1,355,466
   12/1/99    75,260,444      883,374          468,919                               3,173         472,092        1,355,466
    1/1/00    74,371,593      888,851          463,479                               3,136         486,015        1,355,466
    2/1/00    73,477,231      894,362          458,005                               3,099         461,104        1,355,466
    3/1/00    72,577,324      899,907          452,497                               3,062         455,559        1,355,466
    4/1/00    71,671,836      905,488          446,955                               3,024         449,979        1,355,466
    5/1/00    70,760,736      911,100          441,379                               2,936         444,365        1,355,466
    6/1/00    69,843,989      916,749          435,768                               2,948         438,717        1,355,466
    7/1/00    68,921,556      922,433          430,123                               2,910         433,033        1,355,466
    8/1/00    67,993,404      928,152          424,442                               2,872         427,314        1,355,466
    9/1/00    67,059,497      933,907          416,726                               2,833         421,559        1,355,466
   10/1/00    66,119,800      939,697          412,975                               2,794         415,769        1,355,466
   11/1/00    65,174,277      945,523          407,188                               2,755         409,943        1,355,466
   12/1/00    64,222,892      951,385          401,365                               2,716         404,081        1,355,466
    1/1/01    63,265,608      957,284          395,508                               2,676         398,182        1,355,466
    2/1/01    62,302,390      963,219          389,611                               2,636         392,247        1,355,466
    3/1/01    61,333,199      969,191          383,679                               2,596         386,275        1,355,466
    4/1/01    60,357,999      975,200          377,710                               2,556         380,266        1,355,466
    5/1/01    59,376,753      981,246          371,705                               2,515         374,220        1,355,466
    6/1/01    58,389,423      987,330          365,662                               2,474         368,136        1,355,466
    7/1/01    57,395,972      993,451          359,582                               2,433         362,014        1,355,466
    8/1/01    56,396,361      999,611          353,464                               2,391         355,855        1,355,466
    9/1/01    55,390,553    1,005,808          347,308                               2,350         349,657        1,355,466
   10/1/01    54,378,509    1,012,044          341,113                               2,308         343,421        1,355,466
   11/1/01    53,360,190    1,018,319          334,881                               2,266         337,147        1,355,466
   12/1/01    52,335,557    1,024,632          328,810                               2,223         330,633        1,355,466
    1/1/02    51,304,572    1,030,985          322,300                               2,181         324,480        1,355,466

Borrower's Balance        Total Amount Paid
Payment
Date
   10/1/99                         1,355,466
   11/1/99                         1,355,466
   12/1/99                         1,355,466
    1/1/00                         1,355,466
    2/1/00                         1,355,466
    3/1/00                         1,355,466
    4/1/00                         1,355,466
    5/1/00                         1,355,466
    6/1/00                         1,355,466
    7/1/00                         1,355,466
    8/1/00                         1,355,466
    9/1/00                         1,355,466
   10/1/00                         1,355,466
   11/1/00                         1,355,466
   12/1/00                         1,355,466
    1/1/01                         1,355,466
    2/1/01                         1,355,466
    3/1/01                         1,355,466
    4/1/01                         1,355,466
    5/1/01                         1,355,466
    6/1/01                         1,355,466
    7/1/01                         1,355,466
    8/1/01                         1,355,466
    9/1/01                         1,355,466
   10/1/01                         1,355,466
   11/1/01                         1,355,466
   12/1/01                         1,355,466
    1/1/02                         1,355,466

                                                         Note B Cash Flow
                                                                      Interest Strip
Borrower's Balance        Total Principal   Interest from    A-2 Strip  A-1 Strip  B-1 Strip  Total Interest  Total Cash Flow
Payment                                     Note B
Date
 2/1/02       50,267,195        1,037,377          315,951                               2,138         318,089        1,355,466
 3/1/02       49,223,386        1,043,809          309,562                               2,094         311,656        1,355,466
 4/1/02       48,173,105        1,050,281          303,134                               2,051         305,185        1,355,466
 5/1/02       47,116,312        1,056,792          296,666                               2,007         298,673        1,355,466
 6/1/02       46,052,968        1,063,345          290,158                               1,963         292,121        1,355,466
 7/1/02       44,983,031        1,069,937          283,610                               1,919         285,529        1,355,466
 8/1/02       43,906,460        1,076,571          277,020                               1,874         278,894        1,355,466
 9/1/02       42,823,214        1,083,246          270,391                               1,829         272,220        1,355,466
10/1/02       41,733,252        1,089,962          263,720                               1,784         265,504        1,355,466
11/1/02       40,636,533        1,096,720          257,007                               1,739         258,746        1,355,466
12/1/02       39,533,014        1,103,519          250,253                               1,693         251,946        1,355,466
 1/1/03       38,422,653        1,110,361          243,457                               1,647         245,104        1,355,466
 2/1/03       37,305,408        1,117,245          236,620                               1,601         238,221        1,355,466
 3/1/03       36,181,235        1,124,172          229,739                               1,554         231,293        1,355,466
 4/1/03       35,050,093        1,131,142          222,816                               1,508         224,324        1,355,466
 5/1/03       33,911,938        1,138,155          215,850                               1,460         217,310        1,355,466
 6/1/03       32,766,727        1,145,212          208,841                               1,413         210,254        1,355,466
 7/1/03       31,614,415        1,152,312          201,788                               1,365         203,153        1,355,466
 8/1/03       30,454,958        1,159,456          194,692                               1,317         196,009        1,355,466
 9/1/03       29,288,313        1,166,645          187,552                               1,269         188,821        1,355,466
10/1/03       28,114,435        1,173,878          180,367                               1,220         181,587        1,355,466
11/1/03       26,933,279        1,181,156          173,138                               1,171         174,309        1,355,466
12/1/03       25,744,800        1,188,479          165,864                               1,122         166,986        1,355,466
 1/1/04       24,548,952        1,195,848          158,545                               1,073         159,618        1,355,466
 2/1/04       23,345,690        1,203,262          151,181                               1,023         152,204        1,355,466
 3/1/04       22,134,967        1,210,722          143,771                                 972         144,743        1,355,466
 4/1/04       20,916,738        1,218,229          136,315                                 922         137,237        1,355,466
 5/1/04       19,690,957        1,225,782          128,812                                 872         129,684        1,355,466

Borrower's Balance         Total Amount Paid
Payment
Date
 2/1/02                            1,355,466
 3/1/02                            1,355,466
 4/1/02                            1,355,466
 5/1/02                            1,355,466
 6/1/02                            1,355,466
 7/1/02                            1,355,466
 8/1/02                            1,355,466
 9/1/02                            1,355,466
10/1/02                            1,355,466
11/1/02                            1,355,466
12/1/02                            1,355,466
 1/1/03                            1,355,466
 2/1/03                            1,355,466
 3/1/03                            1,355,466
 4/1/03                            1,355,466
 5/1/03                            1,355,466
 6/1/03                            1,355,466
 7/1/03                            1,355,466
 8/1/03                            1,355,466
 9/1/03                            1,355,466
10/1/03                            1,355,466
11/1/03                            1,355,466
12/1/03                            1,355,466
 1/1/04                            1,355,466
 2/1/04                            1,355,466
 3/1/04                            1,355,466
 4/1/04                            1,355,466
 5/1/04                            1,355,466

                                                        Note B Cash Flow
                                                                       Interest Strip
Borrower's Balance      Total Principal   Interest from    A-2 Strip    A-1 Strip  B-1 Strip  Total Interest  Total Cash Flow
Payment                                   Note B
Date
 6/1/04       18,457,575        1,233,382          121,263                                 820         122,084        1,355,466
 7/1/04       17,216,546        1,241,029          113,668                                 769         114,437        1,355,466
 8/1/04       15,967,823        1,248,723          106,025                                 717         106,743        1,355,466
 9/1/04       14,711,358        1,256,465           98,335                                 665          99,001        1,355,466
10/1/04       13,447,103        1,264,255           90,597                                 613          91,210        1,355,466
11/1/04       12,175,009        1,272,094           82,812                                 560          83,372        1,355,466
12/1/04       10,895,028        1,279,981           74,978                                 507          75,485        1,355,466
 1/1/05        9,607,112        1,287,916           67,095                                 454          67,549        1,355,466
 2/1/05        8,311,210        1,295,902           59,164                                 400          59,564        1,355,466
 3/1/05        7,007,274        1,303,936           51,183                                 346          51,530        1,355,466
 4/1/05        5,695,254        1,312,021           43,153                                 292          43,445        1,355,466
 5/1/05        4,375,099        1,320,155           35,073                                 237          35,311        1,355,466
 6/1/05        3,046,759        1,328,340           26,943                                 182          27,126        1,355,466
 7/1/05        1,710,183        1,336,576           18,763                                 127          18,890        1,355,466
 8/1/05          365,320        1,344,863           10,532                                  71          10,603        1,355,466
 9/1/05                -          365,320            2,250                                  15           2,265        1,355,466

Borrower's Balance           Total Amount Paid
Payment
Date
 6/1/04                               1,355,466
 7/1/04                               1,355,466
 8/1/04                               1,355,466
 9/1/04                               1,355,466
10/1/04                               1,355,466
11/1/04                               1,355,466
12/1/04                               1,355,466
 1/1/05                               1,355,466
 2/1/05                               1,355,466
 3/1/05                               1,355,466
 4/1/05                               1,355,466
 5/1/05                               1,355,466
 6/1/05                               1,355,466
 7/1/05                               1,355,466
 8/1/05                               1,355,466
 9/1/05                               1,355,466